Putnam
High Yield
Advantage
Fund

ANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* According to Lipper Analytical Services, Putnam High Yield Advantage Fund's class A share total return ranked 7 out of 43 high current yield funds for the 10-year period ended December 31, 1996, placing the fund in the top 16% in this category.*

* "Unlike other areas of the fixed-income market, where prices are closely correlated to interest rates, performance in the high-yield arena depends on astute security selection. That's why professionally managed high-yield funds are a safer bet for most people than buying individual issues."

                            -- The Wall Street Journal, June 6, 1996

       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

14     Portfolio holdings

29     Financial statements

40     Results of October 31, 1996 shareholder meeting

* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 12/31/96, class A shares ranked 134 out of 148 and 31 out of 63 funds for 1- and 5-year performance, respectively; class B and class M shares ranked 139 and 138, respectively, out of 148 funds for 1-year performance and were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Putnam High Yield Advantage Fund closed fiscal 1996 on November 30 on a high note as the sector of the fixed-income market in which it focuses its investments continued to thrive along with the economy. What is more, high-yield bonds show no signs of losing any of their vigor as your fund enters fiscal 1997.

Choosing the right securities from this universe means, among other things, seeking out the companies least likely to default on their obligations. Thus Putnam's extensive credit research capability played a more important role than ever before in the fund's management in the prevailing market.

Rosemary Thomsen will tap that resource heavily in her new role as your fund's manager. She succeeds Jin Ho, who has assumed other managerial responsibilities within the High-Yield Bond Group. A member of the group since 1986, Rosemary has 12 years of investment experience. She discusses the fund's performance and prospects in the following report.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Rosemary H. Thomsen

Propelled by enduring economic expansion and healthy corporate earnings, high-yield bonds sustained their spirited performance through much of calendar 1996. Amid this rally, Putnam High Yield Advantage Fund's strategy of diversification across promising market sectors enabled it to capitalize on prevailing trends and post favorable total returns for the fiscal year ended November 30, 1996. The fund's class A shares posted a solid 11.38% return at net asset value (6.14% at public offering price), nearly matching the 11.67% return of the First Boston High Yield Index. Complete performance information appears on pages 8 through 10.

* AMONG HIGH-YIELD BONDS, ABUNDANT SUPPLY FEEDS HARDY DEMAND

After investors enjoyed a year of outstanding economic growth in 1995, many economists predicted a slump in 1996. However, economic indicators showed resilience during the year, and, on several occasions, the Fed opted to allow interest rates to run their course. Through it all, the economy coasted along at a pace that bolstered the markets while keeping inflation at bay.

As economic growth thrived, so did the level of new high-yield bond issuance. Issuers began calendar 1996 at full sprint, bringing to market $33.7 billion in new high-yield bonds by the end of April (more than twice the amount issued over the same four-month period in 1995). In the months that followed, new bonds continued to flow into the market at a comparable pace and were absorbed by equally vigorous demand. Convinced that recession was unlikely in 1996, investors remained committed to high-yield bond investing and readily snatched up the new offerings. As a result, high-yield bond funds have enjoyed nearly uninterrupted positive cash flows since January of this year.

Within the high-yield universe, lower-quality securities sharply outperformed higher-quality Ba-rated bonds through much of the fiscal year. Investors became more comfortable buying lower-grade bonds early in the period when the economy exhibited stronger-than-expected growth and other sectors of the bond market -- particularly Treasury securities -- began to struggle. When Treasuries (which are considered the highest-quality securities available) started to rebound at the end of September, higher-rated high-yield bonds prospered as well. For the period as a whole, B-rated bonds outpaced higher-quality bonds, and your fund's substantial allocation to these lower-grade securities enabled it to benefit substantially from their superior relative performance.

* TELECOMMUNICATIONS INVESTMENTS CONTINUE TO FLOURISH

The long-awaited passage of the telecommunications deregulation reform bill early in the period had a significant impact on the high-yield market. The new law loosens onerous restrictions on radio stations, cable television, and long distance telephone service. It allows a single company to offer services in more than one of these areas (for example, a telephone company may provide cable television service) or to own more than one provider of a particular service in a certain region (a company may own several radio stations in one city). Such freedom provides economies of scale as companies spread their operating costs over more than one outlet.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Below B--                     3.49%

Aaa--                         0.29%

B--                          67.28%

Not rated/rating pending--    2.12%

Baa--                         1.48%

Ba--                         25.34%

Footnote reads:
* As a percentage of market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Among the fund's holdings, several competitive access providers (CAPs) -
- which compete against local telephone companies primarily for commercial customers -- were among the portfolio's most impressive performers during the period. Companies of this type issue high-yield securities to help finance the construction of the fiber-optic network required to attract corporate customers and compete with larger telephone service providers. Bonds issued by MFS Communications and Intermedia Communications delivered solid gains for the fund, as did those issued by Intelcom, the second-largest CAP in the United States. Intelcom's stock and bonds have prospered as it continues to build its business. Furthermore, we believe Intelcom's strategy of continued development with an eye toward eventual sale or strategic alliance within the next two years speaks well of its high-yield potential. While these securities and others discussed in this report were viewed favorably during the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Elsewhere in the telecommunications industry, a noteworthy trend is developing in the United Kingdom, where, unlike in the United States, one-stop cable and telephone services are now the standard. At the end of calendar 1995, when these services were first combined, the British market experienced a significant increase in high-yield bond issuance as competitors sought the financing needed to keep pace. We took this opportunity to invest in several players in this industry including Telewest Communications, Videotron Holdings, International Cabletel, and Diamond Cable Communication. While profits and security values over the past year have generally fallen short of expectations across this industry, we expect that the existing momentum toward more broad-based marketing, advancing technology, and more prevalent corporate consolidation will boost performance in 1997.

* RETAIL AND GAMING HOLDINGS BOOST PERFORMANCE

Outside of the telecommunications industry, the fund profited from investments in the retail industry. In this sector, your fund emphasizes specialty niche-oriented boutiques such as Specialty Retailers Inc. (a regional company based in Texas) and Mother's Work (a provider of maternity clothes). Sustained economic growth throughout 1996 drove income levels upward, providing consumers with more discretionary income to spend at retail stores.



[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications                   8.4%

Cable television                     7.4%

Broadcasting                         7.4%

Gaming                               5.7%

Electric utilities                   5.1%

Footnote reads:
* Based on net assets as of 11/30/96. Sectors will vary over time.

Your fund continued to benefit from its exposure to the gaming industry, another solid performer during the period. This industry typically offers bonds with higher yields than other high-yield sectors offer because gaming does not have the wide appeal that other sectors enjoy. Despite such necessarily limited demand, this sector's high-yield bonds rallied impressively during the period, driving prices higher and pushing yields down toward rates that were in line with those of other sectors. Among gaming companies, your fund focuses on smaller regional facilities whose bonds still offer attractive yield advantages.

* A HEALTHY OUTLOOK FOR BOND MARKETS

In the coming months, we expect business prospects to improve generally as telecommunications deregulation continues to enhance revenues and consolidation strengthens cash flows and drives down operating costs. Our outlook for the economy is one of moderate growth in the near term and a potential slowdown in economic growth toward mid-to-late 1997 -- with inflation remaining negligible. As economic and market conditions develop, we will maintain our strategy of diversification among sectors that we believe offer the greatest potential for solid, consistent performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.

High-yielding, lower-rated securities pose a greater risk to principal than higher-rated securities. High-yield securities carry lower credit ratings than investment-grade securities because there is a greater possibility that negative changes in the issuer's business conditions or in general economic conditions may hinder the issuer's ability to pay principal and interest on its securities.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                      Class A           Class B            Class M
(inception date)     (3/25/86)         (5/16/94)          (12/1/94)
                     NAV   POP         NAV   CDSC         NAV   POP
------------------------------------------------------------------------
1 year            11.38%  6.14%      10.52%  5.52%      11.15%  7.53%
------------------------------------------------------------------------
5 years           78.38  69.97          --     --          --     --
Annual average    12.27  11.19          --     --          --     --
------------------------------------------------------------------------
10 years         179.46 166.15          --     --          --     --
Annual average    10.82  10.28          --     --          --     --
------------------------------------------------------------------------
Life of class        --     --       24.14  21.20       29.74  25.58
Annual average       --     --        8.85   7.83       13.90  12.06
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                    Lehman Bros.         First Boston
                               Corporate Bond Index     High Yield Index
------------------------------------------------------------------------
1 year                                 6.46%                 11.67%
------------------------------------------------------------------------
5 years                               54.84                  79.09
Annual average                         9.13                  12.36
------------------------------------------------------------------------
10 years                             145.28                 191.64
Annual average                         9.39                  11.30
------------------------------------------------------------------------
Life of class B                       29.20                  30.57
Annual average                        10.78                  11.25
------------------------------------------------------------------------
Life of class M                       29.09                  30.81
Annual average                        13.61                  14.36
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

                                 Lehman Corporate   First Boston
Date/year           Fund at POP        Index            Index
----------         ------------  ----------------   ------------
11/30/86               9,525         10,000            10,000
11/30/87              10,061         10,156            10,426
11/30/88              11,738         11,272            12,064
11/30/89              11,431         12,881            12,242
11/30/90              10,258         13,612            11,355
11/30/91              14,921         15,841            16,284
11/30/92              17,673         17,462            18,921
11/30/93              21,185         19,826            22,470
11/30/94              20,457         19,001            22,294
11/30/95              23,896         23,041            26,116
11/30/96              26,615         24,528            29,164

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 5/16/94 would have been valued at $12,414 on 11/30/96 ($12,120 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 12/1/94 would have been valued at $12,974 at net asset value on 11/30/96 ($12,558 at public offering price).

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/96

                            Class A          Class B         Class M
------------------------------------------------------------------------
Distributions (number)         12               12              12
------------------------------------------------------------------------
Income                       $0.901           $0.833          $0.88
------------------------------------------------------------------------
  Total                      $0.901           $0.833          $0.88
------------------------------------------------------------------------
Share value:                NAV  POP           NAV           NAV  POP
------------------------------------------------------------------------
11/30/95                  $9.52  $9.99        $9.49       $9.51  $9.83
------------------------------------------------------------------------
11/30/96                   9.65  10.13         9.61        9.64   9.96
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
Current dividend rate1     8.95%  8.53%        8.24%       8.84%  8.55%
------------------------------------------------------------------------
Current 30-day SEC yield2  8.35   7.95         7.61        8.07   7.81
------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                           Class A          Class B          Class M
                           NAV  POP        NAV  CDSC         NAV  POP
------------------------------------------------------------------------
1 year                  10.59%  5.34%    9.73%  4.73%     10.26%  6.71%
------------------------------------------------------------------------
5 years                 78.93  70.46       --     --         --     --
Annual average          12.34  11.26       --     --         --     --
------------------------------------------------------------------------
10 years               179.81 166.47       --     --         --     --
Annual average          10.84  10.30       --     --         --     --
------------------------------------------------------------------------
Life of class              --     --    25.64  22.70      31.24  27.03
Annual average             --     --     9.07   8.09      13.89  12.13
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued fixed-income non-convertible securities frequently used as a general measure of the performance of the corporate bond market.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and the fund's performance will differ. It is not possible to invest directly in an index.



WELCOME TO
                        www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Report of independent accountants
For the fiscal year ended November 30, 1996

To the Trustees and Shareholders of
Putnam High Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the portfolio of investments owned, as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             Coopers & Lybrand L.L.P.
Boston, Massachusetts
January 14, 1997





Portfolio of investments owned
November 30, 1996

CORPORATE BONDS AND NOTES (86.2%) *
PRINCIPAL AMOUNT                                                                       VALUE

Advertising (0.5%)
--------------------------------------------------------------------------------------------
$   650,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                $      684,125
  3,890,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                     3,958,075
    830,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                       838,300
  4,985,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                   5,097,152
                                                                              --------------
                                                                                  10,577,652

Aerospace and Defense (1.8%)
--------------------------------------------------------------------------------------------
  5,660,000  BE Aerospace sr. notes 9 3/4s, 2003                                   5,928,850
  2,425,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                      2,522,000
  6,770,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                  7,210,050
  2,850,000  Howmet Corp. sr. sub. notes 10s, 2003                                 3,070,875
  6,790,000  Moog Inc. sr. sub. notes Ser. B, 10s, 2006                            7,027,650
    100,000  Sequa Corp. med. term notes 10s, 2001                                   105,276
  2,200,000  Sequa Corp. sr. notes 9 5/8s, 1999                                    2,255,000
    235,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                 240,875
 11,200,000  UNC, Inc. sr. sub. notes 11s, 2006                                   11,956,000
                                                                              --------------
                                                                                  40,316,576

Agriculture (0.6%)
--------------------------------------------------------------------------------------------
  1,000,000  AGCO Corp. sr. sub. notes 8 1/2s, 2006                                1,025,000
  6,367,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
             Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                             4,154,468
  7,787,667  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003                 7,943,421
                                                                              --------------
                                                                                  13,122,889

Apparel (0.7%)
--------------------------------------------------------------------------------------------
 14,050,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                        14,471,500

Automotive Parts (1.9%)
--------------------------------------------------------------------------------------------
 11,200,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                           12,208,000
  7,360,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                 8,169,600
  2,000,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                 2,220,000
  3,400,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                          3,502,000
  1,425,000  Hawk Corp. 144A sr. notes 10 1/4s, 2003                               1,453,500
  4,925,000  Key Plastics Corp. sr. notes 14s, 1999                                5,122,000
  6,055,000  Lear Corp. sub. notes 9 1/2s, 2006                                    6,509,125
  1,285,000  Speedy Muffler King, Inc. company guaranty 10 7/8s, 2006              1,368,525
                                                                               -------------
                                                                                  40,552,750

Banks (1.0%)
--------------------------------------------------------------------------------------------
  9,635,000  First Nationwide Holdings 144A sr. sub. notes 10 5/8s, 2003          10,309,450
  1,500,000  First Nationwide Holdings sr. notes 12 1/2s, 2003                     1,642,500
  7,000,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                 7,070,000
  3,005,000  Provident Capital Trust 144A jr. sub. notes 8.6s, 2026                3,089,320
                                                                              --------------
                                                                                  22,111,270

Basic Industrial Products (0.2%)
--------------------------------------------------------------------------------------------
  1,645,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                         1,677,900
  1,350,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                1,437,750
  1,000,000  Mettler Toledo, Inc. company guaranty 9 3/4s, 2006                    1,045,000
  1,595,000  Ryder TRS Inc. 144A sr. sub. notes 10s, 2006                          1,622,913
                                                                              --------------
                                                                                   5,783,563

Broadcasting (7.4%)
--------------------------------------------------------------------------------------------
  8,700,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007          8,308,500
  3,000,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                   3,037,500
  1,000,000  Benedek Communications Corp. sr. disc. notes
             stepped-coupon zero % (13 1/4s, 5/15/01), 2006 ++                       550,000
  1,130,000  Chancellor Broadcasting Co. sr. sub. notes 9 3/8s, 2004               1,127,175
  3,450,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
             7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                    3,588,000
  2,500,000  Echostar Satellite Broadcast Corp. sr. disc. notes
             stepped-coupon zero % (13 1/8s, 3/15/00), 2004 ++                     1,900,000
  2,000,000  Echostar Communications Corp. stepped-coupon
             zero % (12 7/8s,6/1/99), 2004 ++                                      1,620,000
    450,000  Granite Broadcasting Corp. sr. sub. deb. 12 3/4s, 2002                  492,750
  9,000,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005               9,022,500
  8,260,000  Heartland Wireless Communications Inc. sr. notes 13s, 2003            9,003,400
 12,160,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006              12,464,000
 10,000,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006            10,425,000
  8,675,000  New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003              9,542,500
  7,550,000  Park Broadcasting, Inc. sr. notes Ser. B, 11 3/4s, 2004               8,814,625
  8,500,000  Paxson Communications Corp. 144A sr. sub. notes
             11 5/8s, 2002                                                         8,712,500
  5,000,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005            5,400,000
  8,462,000  Petracom Holdings, Inc. notes stepped-coupon zero %
             (17 1/2s, 8/1/98), 2003 ++                                            7,277,320
 15,725,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006          16,511,250
 11,500,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                 11,615,000
 10,000,000  TCI Communications Inc. sr. notes 6 7/8s, 2006                        9,126,500
 13,920,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon
             3.8s, (16s, 6/15/99), 2004 ++                                        12,632,400
 11,000,000  Telewest Communications PLC deb. stepped-coupon
             zero % (11s, 10/1/00), 2007 (United Kingdom) ++                       7,452,500
    300,000  Young Broadcasting Corp. company guaranty Ser. B, 9s, 2006              282,000
                                                                              --------------
                                                                                 158,905,420

Building and Construction (2.5%)
--------------------------------------------------------------------------------------------
  3,550,000  Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2006               3,612,125
  7,500,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                          8,325,000
  1,770,000  Clark Material Handling Co. 144A sr. notes 10 3/4s, 2006              1,809,825
 10,380,000  Inter-City Products sr. notes 9 3/4s, 2000                           10,483,800
  4,180,000  Presley Cos. sr. notes 12 1/2s, 2001                                  4,075,500
  6,800,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                     7,004,000
 17,710,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                          19,126,800
                                                                              --------------
                                                                                  54,437,050
Building Products (1.1%)
--------------------------------------------------------------------------------------------
  9,500,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                              9,452,500
  7,825,000  Southdown Inc. sr. sub. notes Ser. B, 10s, 2006                       8,177,125
  4,225,000  Triangle Pacific Corp. sr. notes 10 1/2s, 2003                        4,499,625
  3,350,000  Waxman Industries Inc. sr. notes stepped-coupon
             Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                             2,445,500
                                                                              --------------
                                                                                  24,574,750

Buses (0.1%)
--------------------------------------------------------------------------------------------
  2,025,000  Blue Bird Body Co. 144A sr. sub. notes 10 3/4s, 2006                  2,098,406

Business Services (0.5%)
--------------------------------------------------------------------------------------------
  2,800,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
             (United Kingdom)                                                      2,863,000
  1,145,000  Iron Mountain Inc. sr. sub. notes 10 1/8s, 2006                       1,207,975
  1,060,000  Muzak Inc. sr. notes 10s, 2003                                        1,081,200
  4,549,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                       4,958,410
                                                                              --------------
                                                                                  10,110,585

Cable Television (7.4%)
--------------------------------------------------------------------------------------------
  2,000,000  Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005              1,775,000
 19,550,000  Adelphia Communications Corp. sr. notes 12 1/2s, 2002                19,745,500
 16,500,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
             zero % (14 1/2s, 8/15/00), 2005 ++                                    9,570,000
  2,250,000  Bell Cablemedia PLC sr. disc. notes zero %
             (11 7/8s, 9/15/00), 2005 (United Kingdom)                             1,766,250
  3,350,000  Bell Cablemedia PLC sr. disc. notes zero %
             (11.95s, 7/15/99), 2004 (United Kingdom)                              2,864,250
 10,400,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                         11,180,000
  8,750,000  Cablevision Systems Corp. sr. sub. deb. 10 1/2s, 2016                 8,837,500
  8,000,000  Century Communications Corp. sr. sub. deb. 11 7/8s, 2003              8,540,000
  6,000,000  CF Cable TV, Inc. sr. notes 11 5/8s, 2005 (Canada)                    6,960,000
  9,000,000  Charter Communications International disc. notes
             stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                 5,130,000
  4,250,000  Charter Communications International sr. notes 11 1/4s, 2006          4,356,250
  5,000,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                             5,150,000
 13,500,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
             (United Kingdom) ++                                                   9,416,250
  8,242,339  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003
             [2 DBL. DAGGERS]                                                      7,335,682
    950,000  Heartland Wireless Communication Inc.144A sr. notes 13s, 2003           992,750
  4,000,000  Insight Communications Co. sr. sub. notes 11 1/4s, 2000               4,060,000
 10,000,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
             zero % (14 1/4s, 6/15/00), 2005 ++                                    6,850,000
 17,700,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes
             stepped-coupon zero % (13 1/2s, 8/1/99), 2004 ++                     13,872,375
  6,000,000  Rogers Cablesystems Ltd. notes 11s, 2015                              6,450,000
  2,100,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                    2,128,875
    580,000  Tele-Communications, Inc. sr. notes 7 3/8s, 2000                        590,515
  3,500,000  Telewest Communications PLC deb. 9 5/8s, 2006
             (United Kingdom)                                                      3,578,750
  4,500,000  Tevecap S.A. 144A sr. notes 12 5/8s, 2004 (Brazil)                    4,584,375
 18,745,000  UIH Australia sr. disc. notes stepped-coupon
             Ser. B, zero % (14s, 5/15/01), 2006 ++                                9,841,125
  4,500,000  Videotron Holdings sr. disc. notes stepped-coupon
             zero % (11s, 8/15/2000), 2005 (United Kingdom) ++                     3,543,750
  1,000,000  Wireless One, Inc. sr. notes 13s, 2003                                1,020,000
                                                                              --------------
                                                                                 160,139,197

Cellular Communications (4.2%)
--------------------------------------------------------------------------------------------
  5,550,000  Cellular, Inc. sr. sub. disc. notes stepped-coupon
             zero % (11 3/4s, 9/1/98), 2003 ++                                     4,995,000
 55,970,000  Cencall Communications Corp. sr. disc. notes
             stepped-coupon zero % (10 1/8s, 1/15/99), 2004 ++                    37,220,050
  6,000,000  Centennial Cellular Corp. sr. notes 10 1/8s, 2005                     6,015,000
 14,000,000  Clearnet Communications, Inc. sr. disc. notes
             stepped-coupon zero % (14 3/4s, 12/15/00), 2005 ++                    8,785,000
  2,750,000  Commnet Cellular, Inc. bonds 11 1/4s, 2005                            2,915,000
  3,670,000  International Wireless Inc. 144A sr. disc. notes zero %, 2001         2,018,500
 18,675,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
             (Luxembourg) ++                                                      11,111,625
  2,000,000  NEXTEL Communications, Inc. sr. disc. notes
             stepped-coupon zero % (9 3/4s, 2/15/99), 2004 ++                      1,322,500
  4,935,000  Orbcomm Global Capital Corp. 144A sr. notes 14s, 2004                 4,897,988
  9,000,000  Pricellular Wireless Corp. 144A sr. notes 10 3/4s, 2004               9,315,000
  1,700,000  Western Wireless Corp. 144A sr. sub. notes 10 1/2s, 2007              1,751,000
                                                                              --------------
                                                                                  90,346,663

Chemicals (2.0%)
--------------------------------------------------------------------------------------------
  5,000,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                          4,875,000
  7,025,000  Arcadian Partner sr. notes 10 3/4s, 2005                              7,824,094
  1,500,000  Freedom Chemicals, Inc. 144A sr. sub. notes 10 5/8s, 2006             1,554,375
  4,000,000  Harris Chemical Corp. sr. secd. disc. notes 10 1/4s, 2001             4,130,000
  8,750,000  Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                    8,903,125
  3,250,000  ISP Holdings, Inc. 144A sr. notes 9 3/4s, 2002                        3,355,625
  4,115,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
             zero % (13 1/2s, 8/15/01), 2008 ++                                    2,304,400
  1,220,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006                 1,305,400
  7,000,000  Union Carbide Global Enterprises sr. sub. Ser. B, 12s, 2005           8,076,250
                                                                              --------------
                                                                                  42,328,269

Computer Equipment (0.5%)
--------------------------------------------------------------------------------------------
 11,140,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                    11,641,300

Computer Services (0.5%)
--------------------------------------------------------------------------------------------
 10,400,000  Unisys Corp. sr. notes 11 3/4s, 2004                                 10,868,000

Conglomerates (0.4%)
--------------------------------------------------------------------------------------------
  3,700,000  ADT Ltd. sr. sub. notes 9 1/4s, 2003                                  3,922,000
  1,350,000  Congoleum Corp. sr. notes 9s, 2001                                    1,350,000
  2,475,000  MacAndrews & Forbes Holdings, Inc. sub. deb.
             notes 13s, 1999                                                       2,475,000
                                                                              --------------
                                                                                   7,747,000

Consumer Durable Goods (1.0%)
--------------------------------------------------------------------------------------------
  5,585,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
             zero % (14s, 11/15/01), 2006 ++                                       2,904,200
  6,150,000  IHF Holdings, Inc. sr. disc. notes Ser. B, zero %
             (15s, 11/15/99), 2004 ++                                              4,735,500
  1,520,000  Rayovac Corp. 144A sr. sub. notes 10 1/4s, 2006                       1,558,000
 12,765,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006              11,839,538
                                                                              --------------
                                                                                  21,037,238

Consumer Services (0.5%)
--------------------------------------------------------------------------------------------
  9,495,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                       10,254,600

Containers (1.7%)
--------------------------------------------------------------------------------------------
  1,400,000  Amtrol, Inc. 144A sr. sub. notes 10 5/8s, 2006                        1,410,500
  5,000,000  Four M Corp. sr. notes Ser. B, 12s, 2006                              5,237,500
  8,075,000  Ivex Holdings Corp. sr. disc. deb. stepped-coupon
             zero % (13 1/4s, 3/15/00), 2005 ++                                    6,056,250
  7,705,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                     8,244,350
  5,000,000  Owens Illinois, Inc. deb. 11s, 2003                                   5,531,250
    925,000  Printpack, Inc. 144A sr. notes 10 5/8s, 2006                            962,000
  1,850,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                           1,914,750
  6,665,000 US Can Corp. 144A sr. sub. notes 10 1/8s, 2006                         6,964,925
                                                                              --------------
                                                                                  36,321,525

Electric Utilities (5.1%)
--------------------------------------------------------------------------------------------
  3,000,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                        3,105,000
  2,300,000  Cleveland Electric Illuminating Co. 1st mtge.
             Ser. B, 9 1/2s, 2005                                                  2,487,335
  1,250,000  Cleveland Electric Illuminating Co. 1st mtge. Ser. E, 9s, 2023        1,288,350
  7,000,000  CTC Mansfield Funding deb. 11 1/8s, 2016                              7,739,410
  6,000,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                     6,346,380
  6,925,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                     7,375,125
  4,030,000  Empresa Distribuidora Norte 144A notes
             9 3/4s, 2001 (Argentina)                                              4,135,788
  4,288,000  First PV Funding deb. Ser. 86A, 10.3s, 2014                           4,545,280
  1,185,000  Hidro Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)              1,202,775
 12,879,000  Long Island Lighting Co. deb. 9s, 2022                               13,150,489
  3,000,000  Long Island Lighting Co. refunding mtge. notes 9 3/4s, 2021           3,082,500
  1,350,000  Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024           1,385,438
 16,660,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                     18,514,758
  3,000,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                      3,542,280
  5,000,000  Niagara Mohawk Power Corp. 1st mtge. 7 3/4s, 2006                     4,723,550
  2,500,000  Niagara Mohawk Power Corp. 1st mtge. 6 7/8s, 2001                     2,384,675
  9,900,000  Niagara Mohawk Power Corp. 1st mtge. 5 7/8s, 2002                     8,895,843
  7,275,000  Northeast Utilities System notes Ser. A, 8.58s, 2006                  7,262,778
  8,000,000  Texas New Mexico Pwr. deb. 12 1/2s, 1999                              8,765,440
                                                                              --------------
                                                                                 109,933,194

Electronics (1.7%)
--------------------------------------------------------------------------------------------
 10,050,000  Amphenol Corp. sr. sub. notes 12 3/4s, 2002                          11,055,000
  2,110,000  Celestica International Ltd. 144A sr. sub. notes
             10 1/2s, 2006 (India)                                                 2,178,575
  2,501,122  Cirent Semiconductor 144A sr. sub. notes 10.22s, 2002                 2,501,122
  2,511,386  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                 2,511,386
 24,260,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/00),
             2003 (Canada) ++                                                     15,041,200
  3,575,000  Motors and Gears Inc. 144A sr. notes Ser. A, 10 3/4s, 2006            3,655,438
                                                                              --------------
                                                                                  36,942,721

Energy-Related (0.2%)
--------------------------------------------------------------------------------------------
  5,000,000  Calpine Corp. sr. notes 9 1/4s, 2004                                  4,887,500

Entertainment (0.5%)
--------------------------------------------------------------------------------------------
  2,135,000  Cobblestone Holdings Inc. sr. notes Ser. B, zero %, 2004                886,025
  4,695,000  Guitar Center Management 144A sr. notes 11s, 2006                     4,953,225
  2,000,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                       2,180,000
  3,800,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
             (12 1/4s, 6/15/98), 2005 ++                                           3,496,000
                                                                              --------------
                                                                                  11,515,250

Environmental Control (0.2%)
--------------------------------------------------------------------------------------------
  3,900,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10 1/4s, 2006       3,992,625

Finance (0.8%)
--------------------------------------------------------------------------------------------
 11,265,000  MCII Holding (USA), Inc. bonds zero %
             (12s,11/15/98), 2002 ++                                               9,237,300
  6,310,000  Ocwen Financial Corp. notes 11 7/8s, 2003                             6,751,700
  2,000,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                     2,095,000
                                                                              --------------
                                                                                  18,084,000

Financial Services (1.9%)
--------------------------------------------------------------------------------------------
  8,355,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                          8,522,100
 10,335,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                          10,645,050
  1,705,000  Dollar Financial Group Inc. 144A sr. notes 10 7/8s, 2006              1,732,706
  2,100,000  First Federal Financial Corp. notes 11 3/4s, 2004                     2,142,000
  8,125,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                     8,775,000
  2,750,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                            2,942,500
  2,800,000  Olympic Financial Ltd. sr. notes 13s, 2000                            3,080,000
  1,870,000  Outsourcing Solutions Inc. 144A sr. sub. notes 11s, 2006              1,949,475
    750,000  PMI Acquisition Corp. sr. sub. notes 10 1/4s, 2003                      763,125
                                                                              --------------
                                                                                  40,551,956

Food Chains (--%)
--------------------------------------------------------------------------------------------
    500,000  Southland Corp. 1st priority sr. sub. deb. 5s, 2003                     411,250

Food and Beverages (1.4%)
--------------------------------------------------------------------------------------------
  4,590,000  Canandaigua Wine Co. 144A sr. sub. notes 8 3/4s, 2003                 4,435,088
    908,000  Del Monte Corp. notes 12 1/4s, 2002 [2 DBL. DAGGERS]                    908,000
  6,525,000  Doane Products Co. sr. notes 10 5/8s, 2006                            6,949,125
  8,250,000  Foodmaker, Inc. sr. sub. notes 9 3/4s, 2002                           8,208,750
  5,000,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                              5,250,000
  4,000,000  Specialty Foods Acquisition Corp. sr. sub. notes 11 1/4s, 2003        3,410,000
                                                                              --------------
                                                                                  29,160,963

Funeral/Cemetery Services (0.1%)
--------------------------------------------------------------------------------------------
  1,740,000  Rose Hills Acquistion Corp. 144A sr. sub. notes 9 1/2s, 2004          1,761,750

Gaming (5.7%)
--------------------------------------------------------------------------------------------
  8,130,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                             7,560,900
  3,535,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                    2,474,500
  6,500,000  Aztar Corp. sr. sub. notes 11s, 2002                                  5,996,250
    740,000  Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000
             (In default) +                                                          555,000
 15,115,000  Casino America, Inc. sr. notes 12 1/2s, 2003                         14,661,550
  4,710,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                           4,662,900
 10,000,000  Coast Hotels & Casino company guaranty Ser. B, 13s, 2002             10,750,000
    891,000  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003
             [2 DBL. DAGGERS]                                                        846,450
  8,000,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                           8,060,000
  6,290,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                   6,667,400
  9,200,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                        8,464,000
  7,250,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                              6,960,000
  6,850,000  Mohegan Tribal Gaming sr. notes Ser. B, 13 1/2s, 2002                 8,768,000
    590,000  Pioneer Finance Corp. 1st mtge. 13 1/2s, 1998                           531,000
 10,396,000  Players International Inc. sr. notes 10 7/8s, 2005                   10,292,040
 12,000,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                   11,340,000
  3,078,000  Trump Castle notes 11 1/2s, 2000                                      3,108,780
  9,400,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005               10,716,000
                                                                              --------------
                                                                                 122,414,770

Health Care (1.7%)
--------------------------------------------------------------------------------------------
  7,647,000  Abbey Healthcare Group Inc. sr. sub. deb. 9 1/2s, 2002                7,991,115
  7,320,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                7,393,200
  5,400,000  Integrated Health Services sr. sub. notes 9 5/8s, 2002                5,521,500
  2,000,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                    2,120,000
 12,530,000  Paracelsus Healthcare Corp. sr. sub. notes 10s, 2006                 10,838,450
  1,900,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                 1,952,250
                                                                              --------------
                                                                                  35,816,515

Hospital Management (0.1%)
--------------------------------------------------------------------------------------------
  1,470,000  Genesis Health Ventures, Inc. 144A sr. sub. notes
             9 1/4s, 2006                                                          1,504,913

Insurance (1.1%)
--------------------------------------------------------------------------------------------
 11,450,000  American Life Holding Co. sr. sub. notes 11 1/4s, 2004               13,167,500
 10,150,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003             10,505,250
                                                                              --------------
                                                                                  23,672,750

Leisure (0.1%)
--------------------------------------------------------------------------------------------
  1,170,000  Cobblestone Golf Group sr. notes Ser. B, 11 1/2s, 2003                1,219,725

Lodging (0.7%)
--------------------------------------------------------------------------------------------
  1,350,000  Eldorado Resorts LLC 144A sr. sub. notes 10 1/2s, 2006                1,417,500
 14,105,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                   14,528,150
                                                                              --------------
                                                                                  15,945,650

Media (1.0%)
--------------------------------------------------------------------------------------------
    795,000  Gray Communications System Inc. sr. sub. notes
             10 5/8s, 2006                                                           818,850
 20,750,000  Viacom International, Inc. sub. deb. 8s, 2006                        20,127,500
                                                                              --------------
                                                                                  20,946,350

Medical Supplies and Devices (1.0%)
--------------------------------------------------------------------------------------------
  6,000,000  Dade International, Inc. 144A sr. sub. notes 11 1/8s, 2006            6,480,000
  4,850,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005               5,310,750
  9,030,000  Wright Medical Technology, Inc. sr. secd. notes
             Ser. B, 10 3/4s, 2000                                                 9,165,450
                                                                              --------------
                                                                                  20,956,200

Metals and Mining (1.0%)
--------------------------------------------------------------------------------------------
  1,500,000  Ispat Mexicana S.A. deb. 10 3/8s, 2001 (Mexico)                       1,545,000
    500,000  Ispat Mexicana S.A. 144A deb. 10 3/8s, 2001 (Mexico)                    515,000
  3,700,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                           3,783,250
  4,160,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                            4,326,400
  5,545,000  Royal Oak Mines Inc. company guaranty
             Ser. B, 11s, 2006 (Canada)                                            5,711,350
  5,320,000  WCI Steel, Inc. 144A sr. notes 10s, 2004                              5,373,200
                                                                              --------------
                                                                                  21,254,200

Motion Picture Distribution (1.1%)
--------------------------------------------------------------------------------------------
  2,279,500  Cinemark Mexico USA notes Ser. B, 13s, 2003 (Mexico)
             [2 DBL. DAGGERS]                                                      2,165,525
     87,400  Cinemark Mexico USA notes Ser. D, 13s, 2003 (Mexico)
             [2 DBL. DAGGERS]                                                         83,030
 11,205,000  Cinemark USA sr. sub. notes notes 9 5/8s, 2008                       11,205,000
  1,900,000  Cobb Theatres LLC company guaranty 10 5/8s, 2003                      1,985,500
  8,145,000  United Artists notes 11 1/2s, 2002                                    8,613,338
                                                                              --------------
                                                                                  24,052,393

Networking (0.5%)
--------------------------------------------------------------------------------------------
 15,545,000  CellNet Data Systems, Inc. 144A sr. disc. notes
             stepped-coupon zero % (13s, 6/15/00), 2005 ++                        10,104,250

Oil and Gas (4.4%)
--------------------------------------------------------------------------------------------
  2,725,000  Abraxas Petroleum Corp. 144A sr. notes 11 1/2s, 2004                  2,827,188
  9,650,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                         10,615,000
 11,500,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                      12,535,000
    920,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                           929,200
  7,595,000  Flores & Rucks Corp. sr. sub. notes 9 3/4s, 2006                      7,993,738
  2,715,000  Forcenergy, Inc. sr. sub. notes 9 1/2s, 2006                          2,840,569
  5,000,000  Gulf Canada Resources, Ltd. sr. sub. notes
             9 5/8s, 2005 (Canada)                                                 5,468,750
  2,800,000  Gulf Canada Resources, Ltd. sr. sub. deb.
             9 1/4s, 2004 (Canada)                                                 2,978,500
  5,000,000  HS Resources, Inc. 144A sr. sub. notes 9 1/4s, 2006                   5,075,000
  2,380,000  Kelley Oil & Gas Corp. 144A sr. sub. notes 10 3/8s, 2006              2,427,600
  4,500,000  Maxus Energy Corp. deb. 11 1/2s, 2015                                 4,725,000
  1,000,000  Maxus Energy Corp. global notes 9 7/8s, 2002                          1,030,000
  5,170,000  Maxus Energy Corp. notes 9 1/2s, 2003                                 5,144,150
    500,000  Maxus Energy Corp. notes 9 3/8s, 2003                                   510,000
  2,890,000  Parker Drilling Co. 144A company guaranty 9 3/4s, 2006                2,991,150
  5,500,000  Transamerican Refining Corp. 1st mtge. variable rate
             Ser. 2, 16 1/2s, (16s, 8/15/98), 2002                                 5,445,000
  1,250,000  Transamerican Refining Corp. 1st mtge. stepped-coupon
             Ser. 1, zero % (18 1/2s, 2/15/98), 2002 ++                            1,015,625
 18,750,000  Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002                   20,343,750
                                                                              --------------
                                                                                  94,895,220

Paging (1.8%)
--------------------------------------------------------------------------------------------
  9,320,000  Arch Communications Group sr. disc. notes
             stepped-coupon zero % (10 7/8s, 3/15/01), 2008 ++                     5,359,000
  7,500,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                          6,600,000
 14,000,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002              14,490,000
  4,500,000  Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                     4,511,250
  8,590,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                    8,590,000
                                                                              --------------
                                                                                  39,550,250

Paper and Forest Products (3.8%)
--------------------------------------------------------------------------------------------
  8,300,000  APP International Finance Co. notes 11 3/4s,
             2005 (Netherlands)                                                    8,818,750
  5,325,000  Domtar, Inc. notes 8 3/4s, 2006 (Canada)                              5,644,500
 14,500,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003              15,370,000
  3,750,000  Gaylord Container Corp. sr. notes 11 1/2s, 2001                       3,993,750
  5,200,000  Rainy River Forest Products sr. notes 10 3/4s,
             2001 (Canada)                                                         5,642,000
 18,135,000  Repap New Brunswick sr. notes 10 5/8s,
             2005 (Canada)                                                        17,590,950
 15,000,000  Riverwood International company guranty 10 7/8s, 2008                13,500,000
  6,000,000  Stone Container Corp. sr. notes 11 7/8s, 2016                         6,300,000
  4,000,000  Stone Container Corp. sr. notes 11 1/2s, 2004                         4,160,000
  1,950,000  Stone Container Corp. 1st mtge. 10 3/4s, 2002                         2,020,688
                                                                              --------------
                                                                                  83,040,638

Publishing (0.2%)
--------------------------------------------------------------------------------------------
  2,000,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004           2,135,000
  3,000,000  Park Newspapers, Inc. sr. notes 11 7/8s, 2004                         3,457,500
                                                                              --------------
                                                                                   5,592,500

REIT's (Real Estate Investment Trust) (0.1%)
--------------------------------------------------------------------------------------------
  2,100,000  Tanger Properties L.P. Gtd. notes 8 3/4s, 2001                        2,132,214

Recreation (0.3%)
--------------------------------------------------------------------------------------------
    950,000  Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004                817,000
  6,219,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                             5,099,580
                                                                              --------------
                                                                                   5,916,580

Restaurants (0.1%)
--------------------------------------------------------------------------------------------
  1,420,000  AmeriKing. Inc. sr. notes 10 3/4s, 2006                               1,448,400

Retail (2.3%)
--------------------------------------------------------------------------------------------
  2,500,000  Brylane (L.P.) sr. sub. notes 10s, 2003                               2,568,750
  1,600,000  Ethan Allen Interiors Inc. sr. notes 8 3/4s, 2001                     1,662,000
  4,143,000  Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon
             zero % (12s, 5/1/98), 2005 ++                                         3,552,623
  3,275,000  Finlay Enterprises, Inc. sr. notes 10 5/8s, 2003                      3,324,125
  2,000,000  K mart Corp. deb. 8 3/8s, 2022                                        1,620,000
    400,000  K mart Corp. med. term notes 8.19s, 2003                                363,604
  1,000,000  K mart Corp. med. term notes 7 3/8s, 2000                               928,620
  1,400,000  K mart Corp. med. term notes 7.24s, 1999                              1,324,288
  3,000,000  K mart Corp. med. term notes 7.17s, 2000                              2,763,270
  4,100,000  K mart Corp. med. term notes 7.01s, 2000                              3,754,944
  1,500,000  K mart Corp. med. term notes 6.78s, 1999                              1,400,865
  1,500,000  K mart Corp. med. term notes 8.18s, 2003                              1,362,780
  7,550,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003(acquired various
             dates from 5/7/96 to 5/14/96, cost $7,695,625)[DBL. DAGGER]           8,003,000
  8,500,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                            8,670,000
  1,000,000  Parisian, Inc. sr. sub. notes 9 7/8s, 2003                            1,005,000
  4,700,000  Phar-Mor, Inc. sr. notes 11.72s, 2002                                 4,876,250
  1,500,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                    1,560,000
  1,000,000  Waban, Inc. sr. sub. notes 11s, 2004                                  1,120,000
                                                                              --------------
                                                                                  49,860,119

Shipping (0.3%)
--------------------------------------------------------------------------------------------
  1,990,000  Newport News Shipbuilding 144A sr. notes 8 5/8s, 2006                 2,025,820
  1,770,000  Newport News Shipbuilding 144A sr. sub. notes
             9 1/4s, 2006                                                          1,813,365
  2,000,000  Transport Maritima Mexicana S.A. de CV sr. notes
             10s, 2006 (Mexico)                                                    1,992,500
                                                                              --------------
                                                                                   5,831,685

Specialty Consumer Products (0.3%)
--------------------------------------------------------------------------------------------
  2,415,000  Genesco, Inc. sr. notes 10 3/8s, 2003                                 2,390,850
  5,000,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                            5,375,000
                                                                              --------------
                                                                                   7,765,850

Supermarkets (1.0%)
--------------------------------------------------------------------------------------------
  2,000,000  Eagle Food Centers. Inc. sr. notes 8 5/8s, 2000                       1,910,000
  3,000,000  Ralphs Grocery Co. company guaranty 10.45s, 2004                      3,120,000
  8,000,000  Ralphs Grocery Co. sr. sub. notes 11s, 2005                           8,140,000
  4,000,000  Smiths Food & Drug Centers sr. sub. notes 11 1/4s, 2007               4,360,000
  4,505,000  Stater Brothers sr. notes 11s, 2001                                   4,820,350
                                                                              --------------
                                                                                  22,350,350

Telecommunications (8.4%)
--------------------------------------------------------------------------------------------
  7,045,000  American Communication Services, Inc. sr. disc. notes
             stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                      3,804,300
  2,920,000  Brooks Fiber Properties, Inc. 144A sr. disc. notes
             stepped-coupon zero % (11 7/8s, 11/1/01), 2006 ++                     1,846,900
 16,500,000  Brooks Fiber Properties, Inc. sr. disc. notes
             stepped-coupon zero % (10 7/8s, 3/1/01), 2006 ++                     10,807,500
  2,400,000  Celcaribe S.A. sr. notes stepped-coupon zero %
             (13 1/2s, 3/15/98), 2004 ++                                           2,004,000
  6,000,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                       6,525,000
  1,970,000  Frontiervision Operating Partners L.P. sr. sub.
             notes 11s, 2006                                                       1,960,150
 24,848,000  GST Telecommunications, Inc. company guaranty
             stepped-coupon zero % (13 7/8s, 15/15/00), 2005 ++                   14,411,840
  3,285,000  Hyperion Telecommunication sr. disc. notes
             stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                 1,905,300
 19,565,000  ICG Holding Inc. company guaranty stepped-coupon
             zero % (12 1/2s, 5/1/01), 2006 ++                                    12,521,600
 34,500,000  ICG Holding Inc. sr. disc. notes stepped-coupon
             zero % (13 1/2s, 9/15/00), 2005 ++                                   23,805,000
 14,000,000  Intermedia Communications of Florida, Inc. sr. disc.
             notes stepped-coupon zero % (12 1/2s, 5/15/01),
             2006 ++                                                               9,135,000
  5,000,000  Intermedia Communications of Florida, Inc. sr. notes
             Ser. B, 13 1/2s, 2005                                                 5,725,000
 33,750,000  International Cabletel, Inc. sr. notes stepped-coupon
             Ser. B, zero % (11 1/2s, 2/01/01),
             2006 (United Kingdom) ++                                             21,600,000
 10,000,000  Mobilemedia notes 7 1/2s, 2026 (acquired 11/7/96,
             cost $9,350,000)[DBL. DAGGER] ##                                      9,000,000
 10,500,000  Nextlink Communications sr. notes 12 1/2s, 2006                      11,051,250
  7,500,000  Omnipoint Corp. 144A sr. notes Ser.  A 11 5/8s, 2006                  7,893,750
  2,480,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                          2,610,200
  5,000,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon
             zero % (12 1/4s, 10/1/98), 2003 ++                                    4,212,500
  7,000,000  Rogers Cantel, Inc. deb. 9 3/8s, 2008 (Canada)                        7,350,000
 30,250,000  Teleport Communications Group Inc. sr. disc. notes
             stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                     20,494,375
  5,000,000  Winstar Communications, Inc. 144A stepped-coupon
             zero % (14s, 10/15/00), 2005 ++                                       2,900,000
                                                                              --------------
                                                                                 181,563,665

Textiles (0.8%)
--------------------------------------------------------------------------------------------
  6,375,000  Day International Group, Inc. sr. sub. notes 11 1/8s, 2005            6,757,500
  4,000,000  Polysindo International Eka company guaranty
             13s, 2001 (Indonesia)                                                 4,475,000
  4,645,000  Polysindo International Finance company guaranty
             11 3/8s, 2006 (Indonesia)                                             4,993,375
    950,000  Reeves Industries Inc. bonds 11s, 2002                                  914,375
                                                                              --------------
                                                                                  17,140,250
                                                                              --------------
             Total Corporate Bonds and Notes (cost $1,808,043,941)            $1,859,962,849



BRADY BONDS (3.3%) *
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
    $23,054,000  Argentina (Republic of) FRB Ser. L-D 6.375s, 2023              $17,492,223
      8,413,364  Brazil (Republic of) FRB 8s, 2014[PIE WEDGE]                     6,162,790
     25,044,000  Brazil (Republic of) FRB 6.5s, 2024                             19,033,440
      4,853,000  Ecuador (Government of) FRN 6.5s, 2025                           3,372,835
     23,839,000  United Mexican States deb. Ser. B, 6 1/4s, 2019                 17,611,061
      9,750,000  Venezuela (Government of) FRN, 6.625s, 2007                      8,409,375
                                                                             --------------
                 Total Brady Bonds (cost $72,933,641)                           $72,081,724

PREFERRED STOCKS (3.3%) *
NUMBER OF SHARES                                                                      VALUE
-------------------------------------------------------------------------------------------
         21,000  Alliance Gaming Corp. Ser. B, $15.00 pfd. [2 DBL. DAGGERS]      $1,974,000
        186,615  Cablevision Systems Ser. M, $11.125 dep. shs. pfd.              16,422,120
         66,300  California Federal Bank Ser. B, $10.625 exch. pfd.               7,259,850
        131,680  Chevy Chase Capital Corp. Ser. A, $10.38 pfd.                    6,748,600
         50,000  Chevy Chase Savings Bank $13.00 pfd.                             1,625,000
        116,495  Diva Systems Corp. Ser. C, $6.00 pfd.                            1,019,331
         21,685  El Paso Electric Co. $11.40 pfd [2 DBL. DAGGERS]                 2,385,350
          5,270  Fresenius Medical Care Ser. D, $9.00 pfd.                        5,362,225
          6,630  Paxson Communications Corp. $12.50 pfd. [2 DBL. DAGGERS]         6,298,500
         22,194  Time Warner Inc. Ser. M, $10.25 pfd. [2 DBL. DAGGERS]           23,886,293
                                                                             --------------
                 Total Preferred Stocks (cost $72,744,625)                      $72,981,269


FOREIGN GOVERNMENT BONDS AND NOTES (1.6%) *
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
USD     914,000  Morocco (Government of) FRN 3.318s, 2009                          $740,340
USD  49,562,000  Bank of Foreign Economic Affairs of Russia
                 (Vnesheconombank) principal loan 144A
                 8s, 2020 +##[2 DBL. DAGGERS]                                    28,807,913
USD   4,827,000  Bank of Foreign Economic Affairs of Russia
                 (Vnesheconombank) interest notes 144A
                 8s, 2015 +##[2 DBL. DAGGERS]                                     3,324,596
USD   3,315,000  United Mexican States bonds 11 1/2s, 2026                        3,464,175
                                                                             --------------
                 Total Foreign Government Bonds and Notes
                 (cost $32,701,152)                                             $36,337,024


COMMON STOCKS (1.8%) *
NUMBER OF SHARES                                                                      VALUE
-------------------------------------------------------------------------------------------
        150,000  Aztar Corp. +                                                   $1,087,500
          2,135  Cobblestone Holdings Inc. +                                         21,350
        131,050  Colorado Gaming & Entertainment Co. +                              556,963
        349,854  Computervision Corp. +                                           3,323,613
         60,000  Dr Pepper Bottling Holdings, Inc. Class A +                        180,000
        315,000  Exide Corp.                                                      8,032,500
        322,554  Grand Union Co. (acquired 8/18/95, cost $14,142,875)
                 [DBL. DAGGER]+                                                   1,854,686
        119,400  GST Telecommunications, Inc. (Canada) +                          1,134,300
         65,000  Intermedia Communications, Inc. +                                1,933,750
        545,000  NEXTEL Communications, Inc. Class A +                            8,175,000
          2,141  PMI Holdings Corp. 144A +                                          471,020
          1,730  Premium Holdings L.P. 144A +                                         8,648
        707,186  PSF Holdings LLC Class A+                                       12,022,162
         85,200  Specialty Foods Corp. +                                             63,900
         12,840  Terex Corp. Rights expiration date 5/15/00 +                        25,680
         19,703  UCC Investors Holding, Inc. (acquired 3/28/94,
                 cost $275,842)[DBL. DAGGER]                                        295,545
                                                                             --------------
                 Total Common Stocks (cost $66,805,127)                         $39,186,617

CONVERTIBLE BONDS AND NOTES (1.7%) *
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
     $1,975,000  Argosy Gaming cv. sub. notes 12s, 2001                          $1,651,594
     14,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                   8,700,000
      3,106,000  GST Telecommunications, Inc. cv. sr. disc. notes
                 stepped-coupon zero % (13 7/8s, 15/15/00), 2005                  2,888,580
      2,750,000  Integrated Device Technology, Inc. cv. sub. notes
                 5 1/2s, 2002                                                     2,402,813
      1,780,000  National Semiconductor Corp. cv. deb. 6 1/2s, 2002               1,751,075
      7,543,000  Pricellular Wireless Corp. 144A cv. sub. notes
                 stepped-coupon zero % (10 3/4s, 8/15/00), 2004 ++                7,165,850
      5,200,000  Protection One Alarm cv. sr. sub. notes 6 3/4s, 2003             4,823,000
      2,750,000  VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                2,684,688
      5,610,000  Winstar Communications. Inc., cv. sr. disc. notes zero %,
                 2005                                                             3,702,600
                                                                             --------------
                 Total Convertible Bonds and Notes (cost $32,959,383)           $35,770,200

UNITS (1.9%) *
NUMBER OF UNITS                                                                       VALUE
-------------------------------------------------------------------------------------------
            445  AmeriKing, Inc. units zero %, 2008                                $471,700
          8,190  Australis Media units stepped-coupon zero %
                 (14s, 5/15/2000), 2003 (Australia) ++                            4,463,550
          5,390  Diva Systems Corp. 144A units stepped-coupon zero %
                 (13s, 5/15/01), 2006 ++                                          3,072,300
          6,590  Fitzgerald Gaming Co. units 13s, 2002                            5,008,400
          6,490  Interact Systems, Inc. 144A units stepped-coupon zero %
                 (14s, 8/1/99), 2003 ++                                           4,413,200
          2,785  Intercel, Inc. unit stepped-coupon zero %
                 (12s, 2/1/01), 2006 ++                                          16,710,000
          2,880  Real Time Data 144A units stepped-coupon zero %
                 (13 1/2s, 8/15/01), 2006 ++                                      1,555,200
          8,810  Wireless One Inc. units stepped-coupon zero %
                 (13 1/2s, 8/1/01), 2006 ++                                       4,316,900
                                                                             --------------
                 Total Units (cost $42,046,298)                                 $40,011,250


WARRANTS (0.2%) *+                                                EXPIRATION
NUMBER OF WARRANTS                                                      DATE          VALUE
-------------------------------------------------------------------------------------------
         92,500  Becker Gaming Corp. 144A                           11/15/00        $23,125
         32,988  Capital Gaming International, Inc.                   2/1/99          1,320
          8,904  Casino America, Inc.                                 5/3/01          8,904
         62,180  Cellnet Data Systems                                6/15/00      1,927,580
         46,200  ClearNet Communications, Inc. 144A                  9/15/05        311,850
          5,000  County Seat Holdings, Inc.                         10/15/98             50
         49,560  Heartland Wireless Communications, Inc. 144A        4/15/00        247,800
          3,285  Hyperion Telecommunication 144A                     4/15/01         65,700
         97,350  Intelcom Group                                      9/15/05      1,508,925
          5,000  Intermedia Communications 144A                       6/1/00        250,000
          3,670  International Wireless Inc.                         8/15/01             37
         12,730  NEXTEL Communications, Inc.                        12/15/98            255
         33,580  Pagemart, Inc. 144A                                12/31/03        277,035
         11,999  Petracom Holdings, Inc.                              8/1/05         85,493
         30,905  President Riverboat Casinos, Inc.                   9/30/99         15,452
          2,365  Sterling Chemicals Holdings                         8/15/08         82,775
            240  Telemedia Broadcasting Corp.                         4/1/04        179,930
          3,000  Wireless One, Inc.                                 10/19/00          3,000
            668  Wright Medical Technology, Inc. 144A                6/30/03         86,870
                                                                             --------------
                 Total Warrants (cost $3,628,334)                                $5,076,101


SHORT-TERM INVESTMENTS (0.5%)*
PRINCIPAL AMOUNT                                                                      VALUE
-------------------------------------------------------------------------------------------
MXP  18,580,130  Mexican Treasury Bill zero%, June 5, 1997                       $2,388,149
     $7,448,000  Interest in $732,975,000 joint repurchase
                 agreement dated November 29, 1996 with
                 Morgan (J.P.) & Co., Inc. due December 2, 1996
                 with respect to various U.S. Treasury obligations --
                 maturity value of $7,451,492 for an effective
                 yield of 5.60%                                                   7,450,328
                                                                             --------------
                 Total Short-Term Investments (cost $9,799,270)                  $9,838,477
-------------------------------------------------------------------------------------------
                 Total Investments (cost $2,141,661,771) ***                 $2,171,245,511
-------------------------------------------------------------------------------------------

*                Percentages indicated are based on net assets of $2,159,304,522.

***              The aggregate identified cost on a tax basis is $2,142,093,115, resulting in gross unrealized appreciation and depreciation of $127,302,505 and $98,150,109, respectively, or net unrealized appreciation of $29,152,396.

+                Non-income-producing security.

++               The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[DBL. DAGGER]    Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1996 was $19,153,231 or less than 1.0%
                 of net assets.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

[PIE WEDGE]      A portion of the income will be received in additional securities.

##               When issued security.

                 144A after the name of a security represents those exempt from registration under Rule
                 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 The rate shown on FRB and FRN are the current interest rates shown at November 30, 1996, which are subject to change based on the terms of the security.

                 The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,141,661,771) (Note 1)                                $2,171,245,511
----------------------------------------------------------------------------------------
Cash                                                                         11,342,326
----------------------------------------------------------------------------------------
Dividends, interest and other receivables                                    40,180,213
----------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                        7,833,049
----------------------------------------------------------------------------------------
Receivable for securities sold                                                6,528,671
----------------------------------------------------------------------------------------
Total assets                                                              2,237,129,770

Liabilities
----------------------------------------------------------------------------------------
Payable for securities purchased                                             71,212,521
----------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                    1,608,332
----------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                  2,770,863
----------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                      300,544
----------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                    21,391
----------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                      9,832
----------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                        1,214,874
----------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                    30,077
----------------------------------------------------------------------------------------
Other accrued expenses                                                          656,814
----------------------------------------------------------------------------------------
Total liabilities                                                           $77,825,248
----------------------------------------------------------------------------------------
Net assets                                                               $2,159,304,522

Represented by
----------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                           2,227,534,300
----------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                      (153,344)
----------------------------------------------------------------------------------------
Accumulated net realized loss on investment and foreign
currency transactions (Note 1)                                              (97,660,123)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                   29,583,689
----------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                               $2,159,304,522

Computation of net asset value and offering price
----------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,071,701,528 divided by 111,082,428 shares)                                    $9.65
----------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.65)*                           $10.13
----------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($623,096,856 divided by 64,815,361 shares)**                                     $9.61
----------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($464,506,138 divided by 48,197,000 shares)                                       $9.64
----------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.64)*                            $9.96
----------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1996

Investment income:
----------------------------------------------------------------------------------------
Interest                                                                   $152,976,744
----------------------------------------------------------------------------------------
Dividends                                                                     2,494,935
----------------------------------------------------------------------------------------
Total investment income                                                     155,471,679

Expenses:
----------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                              9,236,284
----------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                2,069,199
----------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                56,041
----------------------------------------------------------------------------------------
Administrative services (Note 2)                                                 29,468
----------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                         2,412,906
----------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                         4,564,217
----------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                           435,861
----------------------------------------------------------------------------------------
Reports to shareholders                                                          98,975
----------------------------------------------------------------------------------------
Registration fees                                                               332,232
----------------------------------------------------------------------------------------
Auditing                                                                         87,039
----------------------------------------------------------------------------------------
Legal                                                                           162,590
----------------------------------------------------------------------------------------
Postage                                                                         424,887
----------------------------------------------------------------------------------------
Other                                                                           185,589
----------------------------------------------------------------------------------------
Total expenses                                                               20,095,288
----------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                     (582,271)
----------------------------------------------------------------------------------------
Net expenses                                                                 19,513,017
----------------------------------------------------------------------------------------
Net investment income                                                       135,958,662
----------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                             19,433,210
----------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                             (738,066)
----------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                3,708
----------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                    7,203,144
----------------------------------------------------------------------------------------
Net gain on investments                                                      25,901,996
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       $161,860,658
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                               Year ended November 30
                                                                     -------------------------------------
                                                                              1996              1995
----------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------
Net investment income                                                      $135,958,662       $94,058,310
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                18,695,144       (31,075,100)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                  7,206,852        75,579,138
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        161,860,658       138,562,348
----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                     (90,491,621)      (81,579,408)
----------------------------------------------------------------------------------------------------------
Class B                                                                     (39,385,557)      (13,725,209)
----------------------------------------------------------------------------------------------------------
Class M                                                                      (7,710,205)         (955,481)
----------------------------------------------------------------------------------------------------------
In excess of net investment income
Class A                                                                        (100,855)               --
----------------------------------------------------------------------------------------------------------
Class B                                                                         (43,896)               --
----------------------------------------------------------------------------------------------------------
Class M                                                                          (8,593)               --
----------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                           956,420,816       446,350,218
----------------------------------------------------------------------------------------------------------
Total increase in net assets                                                980,540,747       488,652,468
----------------------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------------------
Beginning of year                                                         1,178,763,775       690,111,307
----------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $153,344 and undistributed
net investment income of $1,451,218, respectively)                       $2,159,304,522    $1,178,763,775
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                      For the year
                                                    December 1, 1994
                                                     (commencement
                                         Year ended  of operations)       Year ended
                                         November 30 to November 30       November 30
-------------------------------------------------------------------------------------------
                                             1996         1995          1996          1995
-------------------------------------------------------------------------------------------
                                                  Class M                     Class B
-------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.51         $9.05         $9.49         $9.05
-------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------
Net investment income                        .87           .99           .82           .92
-------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .14           .45           .13           .45
-------------------------------------------------------------------------------------------
Total from investment operations            1.01          1.44           .95          1.37
-------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------
From net investment income                  (.88)         (.98)         (.83)         (.93)
-------------------------------------------------------------------------------------------
In excess of net investment income            --(c)         --            --(c)         --
-------------------------------------------------------------------------------------------
Total distributions                         (.88)         (.98)         (.83)         (.93)
-------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.64         $9.51         $9.61         $9.49
-------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(a)                     11.15         16.72         10.52         15.94
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $464,506       $20,077      $623,097      $287,877
-------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                           1.36          1.35          1.84          1.85
-------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                      8.86         10.06          8.50          9.61
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                     74.47         89.96         74.47         89.96
-------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

                                   For the period
                                    May 16, 1994
                                   (commencement
                                   of operations)                    Year ended
                                   to November 30                    November 30
-------------------------------------------------------------------------------------------
                                             1994          1996          1995          1994
-------------------------------------------------------------------------------------------
                                                                       Class A
-------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.83         $9.52         $9.07        $10.41
-------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------
Net investment income                        .48           .89          1.00           .98
-------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.77)          .14           .45         (1.30)
-------------------------------------------------------------------------------------------
Total from investment operations            (.29)         1.03          1.45          (.32)
-------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------
From net investment income                  (.49)         (.90)        (1.00)        (1.02)
-------------------------------------------------------------------------------------------
In excess of net investment income            --            --(c)         --            --
-------------------------------------------------------------------------------------------
Total distributions                         (.49)         (.90)        (1.00)        (1.02)
-------------------------------------------------------------------------------------------
Net asset value,
end of period                              $9.05         $9.65         $9.52         $9.07
-------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(a)                     (3.12)*       11.38         16.81         (3.43)
-------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $37,017    $1,071,702      $870,810      $653,094
-------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                           1.02*         1.09          1.12          1.03
-------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                      7.47*         9.24         10.35         10.87
-------------------------------------------------------------------------------------------
Portfolio turnover (%)                     69.61         74.47         89.96         69.61
-------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)


                                         Year ended November 30
---------------------------------------------------------------
                                             1993          1992
---------------------------------------------------------------
                                                 Class A
---------------------------------------------------------------
Net asset value,
beginning of period                        $9.74         $9.30
---------------------------------------------------------------
Investment operations
---------------------------------------------------------------
Net investment income                       1.13          1.23
---------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .70           .42
---------------------------------------------------------------
Total from investment operations            1.83          1.65
---------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------
From net investment income                 (1.15)        (1.21)
---------------------------------------------------------------
In excess of net investment income          (.01)           --
---------------------------------------------------------------
Total distributions                        (1.16)        (1.21)
---------------------------------------------------------------
Net asset value,
end of period                             $10.41         $9.74
---------------------------------------------------------------
Total investment return at
net asset value (%)(a)                     19.88         18.44
---------------------------------------------------------------
Net assets, end of period
(in thousands)                          $742,472      $484,520
---------------------------------------------------------------
Ratio of expenses to average
net assets (%)(b)                            .96          1.14
---------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                     11.04         12.40
---------------------------------------------------------------
Portfolio turnover (%)                     50.89         68.29
---------------------------------------------------------------

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended
    November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Distributions in excess of net investment income were less than $0.01 per share.




Notes to financial statements
November 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of a high current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $97,229,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover              Expiration
   ------------------        ------------------
     $30,776,000              November 30, 1998
      15,409,000              November 30, 1999
      16,967,000              November 30, 2002
      34,077,000              November 30, 2003

H) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, realized and unrealized gains and losses on forward foreign currency contracts, currency gains and losses on foreign bonds, defaulted bond interest, amortization of bond premium, interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1996, the fund reclassified $177,503 to decrease distributions in excess of net investment income and $487,047 to decrease paid-in-capital, with a decrease to accumulated net realized loss on investments of $309,544. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1996, fund expenses were reduced by $582,271 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,420 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $782,688 and $42,006 from the sale of class A and class M shares, respectively and $979,424 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $40,402 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $2,063,749,665 and $1,098,358,479, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended
                                 November 30, 1996
----------------------------------------------------
Class A                       Shares          Amount
----------------------------------------------------
Shares sold               47,193,610    $451,272,043
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                  4,702,689      44,772,621
----------------------------------------------------
                          51,896,299     496,044,664

Shares
repurchased              (32,325,152)   (309,244,808)
----------------------------------------------------
Net increase              19,571,147    $186,799,856
----------------------------------------------------

                                    Year ended
                                 November 30, 1995
----------------------------------------------------
Class A                       Shares          Amount
----------------------------------------------------
Shares sold               37,029,176    $344,750,753
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                  3,862,693      35,951,835
----------------------------------------------------
                          40,891,869     380,702,588

Shares
repurchased              (21,412,988)   (199,585,575)
----------------------------------------------------
Net increase              19,478,881    $181,117,013
----------------------------------------------------

                                     Year ended
                                 November 30, 1996
----------------------------------------------------
Class B                       Shares          Amount
----------------------------------------------------
Shares sold               44,638,934    $425,459,899
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                  1,790,363      16,975,750
----------------------------------------------------
                          46,429,297     442,435,649

Shares
repurchased              (11,949,679)   (113,790,264)
----------------------------------------------------
Net increase              34,479,618    $328,645,385
----------------------------------------------------

                                     Year ended
                                 November 30, 1995
----------------------------------------------------
Class B                       Shares          Amount
----------------------------------------------------
Shares sold               28,775,818    $269,420,613
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                    609,853       5,495,388
----------------------------------------------------
                          29,385,671     274,916,001

Shares
repurchased               (3,140,920)    (29,409,833)
----------------------------------------------------
Net increase              26,244,751    $245,506,168
----------------------------------------------------

                                     Year ended
                                 November 30, 1996
----------------------------------------------------
Class M                      Shares           Amount
----------------------------------------------------
Shares sold              46,977,814     $449,474,407
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                   200,933        1,909,357
----------------------------------------------------
                         47,178,747      451,383,764

Shares
repurchased              (1,092,778)     (10,408,189)
----------------------------------------------------
Net increase             46,085,969     $440,975,575
----------------------------------------------------

                                December 1, 1994
                                (commencement of
                                 operations) to
                               November 30, 1995
----------------------------------------------------
Class M                    Shares             Amount
----------------------------------------------------
Shares sold             2,308,932        $21,594,908
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                  62,000            583,860
----------------------------------------------------
                        2,370,932         22,178,768

Shares
repurchased              (259,901)        (2,451,731)
----------------------------------------------------
Net increase            2,111,031        $19,727,037
----------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 1.83% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.



Results of October 31, 1996 shareholder meeting


A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                          Votes
                                   Votes for             witheld

Jameson Adkins Baxter             94,812,593           2,254,270
Hans H. Estin                     94,719,564           2,347,299
John A. Hill                      94,835,037           2,231,826
Ronald J. Jackson                 94,787,452           2,279,411
Elizabeth T. Kennan               94,849,920           2,216,943
Lawrence J. Lasser                94,884,446           2,182,417
Robert E. Patterson               94,878,859           2,188,004
Donald S. Perkins                 94,850,251           2,216,612
William F. Pounds                 94,858,851           2,208,012
George Putnam                     94,820,043           2,246,820
George Putnam, III                94,829,329           2,237,534
Eli Shapiro                       94,655,277           2,411,586
A.J.C. Smith                      94,779,934           2,286,929
W. Nicholas Thorndike             94,745,245           2,321,618

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 93,590,224 votes for, and 766,388 votes against, with 2,710,251 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
87,654,990 votes for, and 3,446,172 votes against, with 5,965,701 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer was approved as follows: 86,236,823 votes for, and 4,509,799 votes against, with 6,320,241 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
84,497,887 votes for, and 6,205,745 votes against, with 6,363,231 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
85,934,602 votes for, and 5,105,360 votes against, with 6,026,901 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
86,825,100 votes for, and 4,070,445 votes against, with 6,171,318 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
87,387,720 votes for, and 3,388,612 votes against, with 6,290,531 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 85,063,281 votes for, and 5,989,806 votes against, with 6,013,776 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 85,007,691 votes for, and 5,540,660 votes against, with 6,518,512 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 84,089,402 votes for, and 6,370,985 votes against, with 6,606,476 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 84,449,046 votes for, and 6,043,662 votes against, with 6,574,155 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 83,851,921 votes for, and 6,620,944 votes against, with 6,593,998 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 84,660,959 votes for, and 5,746,290 votes against, with 6,659,614 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 85,862,858 votes for, and 4,949,694 votes against, with 6,254,311 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 84,814,257 votes for, and 5,656,748 votes against, with 6,595,858 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Peter Carman
Vice President

Edward H. D'Alelio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29942-060/327/702   1/97